Exhibit 10.1

                               AMENDMENT AGREEMENT

     This Agreement amends that certain Agreement by and between Cornerstone Bank, a New Jersey State chartered commercial bank (the "Bank") and Eugene D. D'Orazio, an individual (the "Executive") dated July 16, 2009 (the "Employment Agreement").


     WHEREAS, the Employment Period, and such terms is defined in the Employment Agreement, is set to expire on February 28, 2010;


     WHEREAS, the Bank and the Executive each desire to extend the term of the Employment Period;


     NOW THEREFORE, the parties hereto hereby agree as follows:

     1. Section 3 of the Employment Agreement is amended so that the Employment Period, in lieu of expiring on February 28, 2010, shall expire on February 28, 2011

     2. Except as amended hereby, the terms and conditions of the Employment Agreement shall remain in full force and effect, unaltered in any way.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 19th day of February 2010.


                                        CORNERSTONE BANK

                                        By: /S/ GEORGE W. MATTEO, JR.
                                           -------------------------------------
                                            GEORGE W. MATTEO, JR.
                                            President & Chief Executive Officer


                                           /S/ EUGENE D. D'ORAZIO
                                           -------------------------------------
                                           EUGENE D. D'ORAZIO